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                                                                     Exhibit 23a

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 6, 1998 included in Saul Centers, Inc. Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

Washington, D.C.
January 28, 1999